Exhibit 10.3

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (Nos. 333-12642 and 333-13200) of Amarin Corporation plc of our report dated 24 April 2003, except as to the information presented in note 40, for which the date is 31 July 2003, relating to the financial statements, which appear in this Form 20-F/A. We also consent to the references to us under the heading “Experts” in such Registration Statements.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP Cambridge, England 31 July 2003